UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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HARTE HANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARTE HANKS, INC. 1 Executive Drive, Suite 303 Chelmsford, MA 01824

SUPPLEMENTAL INFORMATION TO THE PROXY STATEMENT FOR THE HARTE HANKS, INC. 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 22, 2025

This supplemental proxy statement dated May 14, 2025 (this “Supplement”), supplements and amends the definitive proxy statement of Harte Hanks, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2025 (the “Proxy Statement”), in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held on Thursday, May 22, 2025, at 2:00 p.m. Eastern Daylight Time, exclusively online via webcast at www.virtualshareholdermeeting.com/HHS2025.

This Supplement is being filed solely to reflect newly obtained information regarding a stockholder who beneficially owns more than 5% of the Company’s outstanding common stock. In preparing the Proxy Statement the Company relied on beneficial ownership disclosures made through filings with the SEC, and no such filings for this stockholder were available on the Proxy Statement’s record date. As a result, the Company is supplementing the Proxy Statement to update the beneficial ownership table based on the newly obtained information. Accordingly, the disclosure under the heading “Security Ownership of Management and Principal Stockholders” in the Proxy Statement is hereby amended and restated as set forth on the following page solely to add a beneficial owner of 1,934,106 shares of the Company’s common stock.

This Supplement does not revise or affect any of the proposals to be voted on at the Annual Meeting, which are described in the Proxy Statement. Except as specifically set forth in this Supplement, all information in the Proxy Statement remains unchanged. This Supplement should be read in conjunction with the Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
The following table sets forth the number of shares of our common stock beneficially owned by (1) our “named executive officers” included in the Summary Compensation Table below, (2) each current Harte Hanks director, (3) each person known by Harte Hanks to beneficially own more than 5% of the outstanding shares of our common stock, and (4) all current Harte Hanks directors and executive officers as a group. Except as otherwise noted below, (a) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (b) ownership is as of March 25, 2025, when 7,364,430 shares of our common stock were outstanding.

Name and Address of Beneficial Owner(1)(2)	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Kirk Davis (Former CEO)	Common Stock	29,474	*
David Fisher	Common Stock	—	*
David Garrison	Common Stock	13,129	*
Robert Wyman	Common Stock	26,070	*

Directors
John H. Griffin, Jr.	Common Stock	197,773	2.69%
Genni Combes	Common Stock	26,283	*
Bradley Radoff(3)	Common Stock	411,399	5.59%
Elizabeth Ross	Common Stock	—	*

All current directors and executive officers as a group (7 persons)(4)		674,654	9.16%
5% Holders
William Blair & Company, L.L.C.(5)	Common Stock	660,845	8.97%
Houston H. Harte (Estate of)(6)	Common Stock	660,816	8.97%
Westerly Holdings LLC(7)	Common Stock	620,590	8.43%

Gary S. Rosenbach and Susan Rosenbach(8)	Common Stock	1,934,106	26.26%

*less than 1%.

(1)The address of (a) William Blair & Company LLC is 150 North Riverside Plaza, Chicago, IL 60606, (b) Houston H. Harte is P.O. Box 17424, San Antonio, TX 78217, (c) Westerly Holdings LLC, 201 Mission Street, Suite 580 San Francisco, CA 94105, and (d) each other beneficial owner is c/o Harte Hanks, Inc., 1 Executive Drive, Suite 303, Chelmsford, MA 01824.
(2)Does not include shares that may be acquired upon the future exercise of options that will not vest within 60 days of March 25, 2025.
(3)Mr. Radoff directly owns 391,399 shares of the Company's common stock and indirectly owns (through his IRA) 20,000 shares of the Company's common stock. Information relating to this stockholder is based on the amendment to the stockholder’s Schedule 13D, filed with the SEC on December 6, 2024, and stock transactions that Mr. Radoff informed the Company of since that time.
(4)This group includes our current directors and executive officers as of March 25, 2025 and excluded our former CEO Kirk Davis, whose last day of employment with the Company was February 14, 2025.
(5)Represents 660,845 shares of the Company's common stock held by William Blair & Company, L.L.C., in its capacity as investment adviser, to clients who have granted discretionary authority to dispose of or direct the disposition of the shares to William Blair & Company, L.L.C. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Information relating to this stockholder is based on Amendment No. 4 to the stockholder’s Schedule 13G, filed with the SEC on February 12, 2024.
(6)Represents 660,816 shares of the Company's common stock held in the Harte Management Trust, over which Houston H. Harte, Carolyn Harte and Sarah Harte share voting and dispositive power. Information relating to this stockholder group is based on Amendment No. 3 to such group’s Schedule 13D, filed with the SEC on March 29, 2019.
(7)Represents 620,590 shares of the Company's common stock held by Westerly Capital Management, LLC ("Westerly Capital"), Westerly Holdings LLC ("Holdings"), and Christopher J. Galvin. Such shares are held for the accounts of Westerly Partners, L.P., a Delaware limited partnership, and Westerly Partners QP, L.P., a Delaware limited partnership. Westerly Capital serves as investment manager and Holdings serves as the general partner to Westerly Partners, L.P. and Westerly Partners QP, L.P. Mr. Galvin is a managing member of Westerly Capital and of Holdings. For the purposes of the reporting requirements of the Exchange Act, Westerly Capital, Holdings and Mr. Galvin have shared voting power and shared dispositive power over 697,100 shares of the Company's common stock. Information relating to this stockholder group is based on Amendment No. 7 to such group's Schedule 13G, filed with the SEC on March 22, 2024.
(8)Gary S. Rosenbach (“Mr. Rosenbach”) beneficially owns 1,934,106 shares of the Company’s common stock which is comprised of: (i) 1,326,432 shares of common stock which Mr. Rosenbach and his spouse own jointly, (ii) 83,441 shares of common stock held in family trusts for which each of Mr. Rosenbach and his spouse serve as a trustee, (iii) 519,363 shares of common stock held in the retirement account of Mr. Rosenbach and (iv) 4,870 shares of common stock held in the retirement account of Mr. Rosenbach’s spouse. Information relating to this stockholder is based on the list of non-objecting beneficial owners as of the record date of March 25, 2025, and Mr. Rosenbach, through counsel.
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